SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        April 15, 1996
                                                --------------------------------

                          HEALTHY PLANET PRODUCTS, INC.
- --------------------------------------------------------------------------------
               (Exact Name of Registrant as specified in charter)


        Delaware                      1-13048                94-2601764
- --------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission             (IRS Employer
incorporation)                      File Number)            Identification No.)


     1129 N. McDowell Boulevard, Petaluma, California          94954
- --------------------------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code     (707) 778-2280
                                                   -----------------------------




- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

         Effective April 15, 1996, the Company relocated its executive and administrative offices and warehouse facilities to a new leased facility located at 1700 Corporate Circle, Petaluma, California 94954. The Company's telephone number remains (707) 778-2280..


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      HEALTHY PLANET PRODUCTS, INC.



                                      By  s/ Bruce A. Wilson
                                         ---------------------------------------
                                         Bruce A. Wilson, President,
                                            Chief Executive, Chief Operating and
                                            Chief Financial Officer




Dated:   April      , 1996






                                        2